CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Ex 10.6
AMENDMENT AGREEMENT
TO CREDIT AGREEMENT AND GUARANTY
AMENDMENT AGREEMENT TO CREDIT AGREEMENT AND GUARANTY, dated as of March 25, 2020 (this "Agreement"), by and among:

(1)	CURO CANADA RECEIVABLES LIMITED PARTNERSHIP, BY ITS GENERAL PARTNER, CURO CANADA RECEIVABLES GP INC., a partnership duly formed under the Laws of the Province of Ontario, as Borrower and as Purchaser;

(2)	CURO CANADA RECEIVABLES GP INC., as General Partner;

(3)	CURO GROUP HOLDINGS CORP., as Guarantor;

(4)	WF MARLIE 2018-1, LTD, as Lender; and

(5)	WATERFALL ASSET MANAGEMENT, LLC, as Administrative Agent.

(6)	LENDDIRECT CORP., as Seller and Servicer; and

(7)	CASH MONEY CHEQUE CASHING INC., as Seller and Servicer.

PRELIMINARY STATEMENTS:
WHEREAS reference is made to the amended and restated asset-backed revolving credit agreement, dated as of September 26, 2019 (as amended, restated, supplemented, replaced or otherwise modified from time to time) (the "Credit Agreement") and the amended and restated guaranty, dated as of September 26, 2019 (as amended, restated, supplemented, replaced or otherwise modified from time to time) (the "Guaranty" and together with the Credit Agreement, the “Relevant Documents”) among the parties hereto and capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement;
WHEREAS the parties hereto have agreed to make certain modifications to the Relevant Documents as more particularly set forth herein; and
WHEREAS each of the Relevant Documents provides that it may be amended by the parties thereto by written agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Amendments to the Relevant Documents.
(a)    In the Credit Agreement, Section 5.32 shall be amended by adding the following sentence at the end of Section 5.32:

"For the avoidance of doubt, to the extent of any conflict between the terms of sub-paragraph (l) of Article X of the Guaranty and the terms of this Section 5.32, the terms of this Section 5.32 shall prevail.”
(b)    In Article X of the Guaranty, sub-paragraph (k)(iii) shall be deleted and replaced with the following:
“shall maintain a minimum Total Stockholders’ Equity, tested as of the end of each fiscal quarter beginning with the first fiscal quarter of 2020, of $[***],”
(c)    In Article X of the Guaranty, the period at the end of sub-paragraph (k) shall be deleted and replaced with “; and”
(d)    In Article X of the Guaranty, a new sub-paragraph (l) shall be inserted, as follows:
“It shall comply with the covenants as of the date hereof in Section 5.07 of the Indenture dated as of August 27, 2018 in respect of the 8.250% Senior Secured Notes due 2025 issued by CURO Group Holdings Corp., attached hereto for identification purposes in its current form as of the date hereof as Annex “A”, without regard to any amendment, restatement, supplement or other modification with respect thereto after the date hereof.”
SECTION 2.    Reaffirmation of the Parties. Except to the extent expressly amended by this Agreement, the terms and conditions of the Relevant Documents and the other Transaction Documents shall remain in full force and effect. Each of the Transaction Documents, including the Relevant Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Relevant Documents as amended hereby, are hereby amended so that any reference in the Transaction Documents, whether direct or indirect, shall mean a reference to the Relevant Documents as amended hereby. This Agreement shall constitute a Transaction Document.
SECTION 3.    Effectiveness. This Agreement shall be effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the parties hereto.
SECTION 4.    Representations and Warranties; Covenants. Each of the parties hereto hereby certifies, represents and warrants to the Administrative Agent and the Lender that on and as of the date hereof:
(a)    each of such party’s representations and warranties contained in the Relevant Documents and in the other Transaction Documents to which it is a party is true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall remain true and correct in all material respects as of such earlier date;
(b)    this Agreement has been duly authorized, executed and delivered by such party by all necessary corporate and other organizational action on the part of such party,

and constitutes the legal, valid and binding obligations of such party, enforceable against it in accordance with its terms;
(c)    the execution, delivery and performance by such party of this Agreement do not and will not (i) require any authorization, consent, approval, order, filing, registration or qualification by or with any Governmental Authority, except those that have been obtained and are in full force and effect, or (ii) violate any provision of (A) any Applicable Law or any order, writ, injunction or decree presently in effect having applicability to such party or (B) the Organizational Documents of such party; and
(d)    no event has occurred and is continuing and no condition exists, that constitutes or may reasonably be expected to constitute a Servicer Termination Event, an Amortization Event or an Event of Default.
SECTION 5.    Amendment, Modification and Waiver. No amendment or waiver of any provision of this Agreement will be effective unless it is in writing signed by the parties hereto.
SECTION 6.    Governing Law and Jurisdiction.
(a)    In respect of the Credit Agreement:
(i)    This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.
(ii)    Each of the parties hereto other than the Administrative Agent hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Ontario court or Canadian federal court sitting in Toronto, Ontario in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Province of Ontario or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.
(iii)    Each of the parties hereto other than the Administrative Agent hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(b)    In respect of the Guaranty:

(i)    THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
(ii)    EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR THE LENDER TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE GUARANTOR AGAINST THE ADMINISTRATIVE AGENT, THE LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.
(iii)    THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL IMMUNITY (WHETHER ON THE BASIS OF SOVEREIGN OR OTHERWISE) FROM JURISDICTION, ATTACHMENT AND EXECUTION, BOTH BEFORE AND AFTER JUDGMENT, TO WHICH IT MIGHT OTHERWISE BE ENTITLED IN ANY ACTION OR PROCEEDING IN THE COURTS OF THE STATE OF NEW YORK, THE UNITED STATES COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY OTHER JURISDICTION IN ANY WAY RELATING TO THIS AGREEMENT AND AGREES THAT IT WILL NEITHER RAISE NOR CLAIM ANY SUCH IMMUNITY AT OR IN RESPECT OF ANY SUCH ACTION OR THE PROCEEDING.
(c)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.01 of the Credit Agreement and, in the case of the Sellers and Servicers, Section 9.03 of the Amended and Restated Sale and Servicing Agreement dated September 26, 2019 (as amended, restated, supplemented, replaced or otherwise modified from time to time). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 7.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON

CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 8.    Counterparts and Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words "execution," "signed," "signature," "delivery," and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include a scanned and electronically transmitted copy of a “wet ink” signature, any electronic symbol or process attached to, or associated with, a contract or other record and adopted by an individual with the intent to sign, authenticate or accept such contract or record on behalf of a party, whether delivered by facsimile, e-mail, or through an information system (each an “Electronic Signature”), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Canadian Personal Information Protection and Electronic Documents Act, the Electronic Commerce Act (Ontario) and similar laws in relevant jurisdictions; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.
SECTION 9.    Entire Agreement. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
SECTION 10.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 11.    Interpretation. Except as otherwise set out in this Agreement, the principles of interpretation as set out in Article I of the Credit Agreement shall apply to this Agreement as if set out in full again here, with such changes as are appropriate to fit this context.
[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

CURO CANADA RECEIVABLES LIMITED PARTNERSHIP, by its general partner, CURO CANADA RECEIVABLES GP INC. as the Borrower and as the Purchaser

By:	/s/D. F. Gayhardt
Name:
Title:

Signature pages to Amendment Agreement to the Credit Agreement and Guaranty

CURO CANADA RECEIVABLES GP INC. as General Partner
By:	/s/D. F. Gayhardt
Name:
Title:

Signature pages to Amendment Agreement to the Credit Agreement and Guaranty

CURO GROUP HOLDINGS CORP., as Guarantor
By:	/s/D. F. Gayhardt
Name:
Title:

Signature pages to Amendment Agreement to the Credit Agreement and Guaranty

WF MARLIE 2018-1, LTD., as Lender
By:	/s/Thomas Buttacavoli
Name: Thomas Buttacavoli
Title: Authorized Person

Signature pages to Amendment Agreement to the Credit Agreement and Guaranty

WATERFALL ASSET MANAGEMENT, LLC, as the Administrative Agent
By:	/s/Thomas Buttacavoli
Name: Thomas Buttacavoli
Title: Authorized Person

Signature pages to Amendment Agreement to the Credit Agreement and Guaranty

LENDDIRECT CORP., as Seller and Servicer
By:	/s/D. F. Gayhardt
Name:
Title:

Signature pages to Amendment Agreement to the Credit Agreement and Guaranty

CASH MONEY CHEQUE CASHING INC., as Seller and Servicer
By:	/s/D. F. Gayhardt
Name:
Title:

Signature pages to Amendment Agreement to the Credit Agreement and Guaranty